ALPS SERIES TRUST

Supplement dated April 21, 2021 to Statements of Additional Information applicable to each series of ALPS Series Trust (the “Trust”)

-Carret Kansas Tax-Exempt Bond Fund

Statement of Additional Information dated January 28, 2021, as supplemented

-Beacon Accelerated Return Strategy Fund and Beacon Planned Return Strategy Fund

Statement of Additional Information dated January 28, 2021, as supplemented

-Clarkston Partners Fund, Clarkston Fund, and Clarkston Founders Fund

Statement of Additional Information dated January 28, 2021, as supplemented

-DDJ Opportunistic High Yield Fund

Statement of Additional Information dated January 28, 2021, as supplemented

-Seven Canyons Strategic Income Fund and Seven Canyons World Innovators Fund

Statement of Additional Information dated January 28, 2021, as supplemented

-Hillman Value Fund

Statement of Additional Information dated February 11, 2021 as supplemented

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At its meeting on April 12, 2021, the shareholders of the Trust approved the election of Brad Swenson as an Interested Trustee and the election of Ward Armstrong to continue to serve as an Independent Trustee. Accordingly, the Trustees table in the section titled “TRUSTEES AND OFFICERS” section in each Fund’s Statement of Additional Information is hereby deleted and replaced in its entirety with the following:

“The business and affairs of the Funds are managed under the direction of the Trust’s Board of Trustees. The Board approves all significant agreements between/among the Funds and the persons or companies that furnish services to the Funds, including agreements with each Fund’s distributor, Adviser, administrator, custodian and transfer agent. The day-to-day operations of the Funds are delegated to the Adviser and the Funds’ administrator.

The name, address, year of birth, and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund Complex overseen by and the other directorships held by the Trustee.

Independent Trustees

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong, Birth year: 1954	Trustee and Chairman	Trustee since 2016, and Chairman of the Board since 2017.	Mr. Armstrong is currently retired. From February 2010 to July 2015, he was Co-Founder and Managing Partner of NorthRock Partners LLC, a Private Wealth Advisory Practice. From 1984 to 2007, he was Senior Vice President, Ameriprise Financial; Chairman of Ameriprise Trust Company (1996-2007) and President, American Express Institutional Asset Management (2002 to 2004). He has also served on several investment related boards including Kenwood Capital Management, Riversource Investments, American Express Asset Management International and was Chair of the Ordway Theatre Endowment Committee.	11	Mr. Armstrong is a Director of the Heartland Group, Inc. (3 funds) (2008 to present).
J. Wayne Hutchens, Birth year: 1944	Trustee	Since 2012.	Mr. Hutchens is currently retired. From 2000 to January 2020, he served as Trustee of the Denver Museum of Nature and Science and from May 2012 to February 2020, he served as Trustee of Children’s Hospital Colorado. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Director of AMG National Trust Bank (June 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	11	Mr. Hutchens is a Director of RiverNorth Opportunities Fund, Inc. (2013 to present), RiverNorth Opportunistic Municipal Income Fund, Inc. (2018 to present), RiverNorth/Doubleline Strategic Opportunity Fund, Inc. (2018 to present), RiverNorth Specialty Finance Corporation (2018 to present), RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present), RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present). He is an Advisory Board member of RiverNorth Funds (3 funds) (2020 to present).
Patrick Seese, Birth year: 1971	Trustee	Since 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	11	Mr. Seese is a Director of The Mile High Five Foundation (2013 to present) and SJ Panthers Foundation (2016 to present).

Interested Trustee

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee During Past 5 Years***
Bradley Swenson, Birth year: 1972	Trustee and President	Trustee since 2021, and President since 2019.	Mr. Swenson joined ALPS Fund Services, Inc. (“ALPS”) in 2004 and has served as its President since June 2019. In this role, he serves as an officer to certain other closed-end and open-end investment companies. He previously served as the Chief Operating Officer of ALPS (2015-2019). Mr. Swenson also previously served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain ETF, closed-end and open-end investment companies (2004-2015).	11	None

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 11 series of the Trust.”

Additionally, the paragraph below is added at the end of the Trustee biographies section:

“Bradley Swenson

Mr. Swenson has served as President of the Trust since May 2019. He joined ALPS in 2004 and has served as its President since June 2019. In this role, he serves as an officer to certain other closed-end and open-end investment companies. He previously served as the Chief Operating Officer of ALPS (2015-2019). Mr. Swenson also previously served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain ETF, closed-end and open-end investment companies (2004-2015). Through his experience as a senior officer of the Trust and ALPS, Mr. Swenson contributes his management and oversight experience to the Board. He was selected to serve as a Trustee of the Trust based on his business and financial services experience.”

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE.

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